Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

This Third Amendment to Amended and Restated Revolving Credit and Security Agreement (the “Amendment”) is made as of this 27th day of September, 2019 by and among SMTC Corporation, a Delaware corporation (“SMTC”), SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc., a Delaware corporation (“HTM”), MC TEST SERVICE, INC., a Florida corporation (“MC Test”), MC ASSEMBLY INTERNATIONAL LLC, a Delaware limited liability company (“MC Assembly International”), MC ASSEMBLY LLC, a Delaware limited liability company (“MC Assembly” and together with SMTC, SMTC California, SMTC Mex, HTM, MC Test, and MC Assembly International, and each other Person joined hereto as a borrower from time to time, each a “Borrower” and collectively the “Borrowers”), the financial institutions which are now or which hereafter become a party to the Credit Agreement (each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A.     On November 8, 2018, Borrowers, Lenders and Agent entered into, inter alia, a certain Amended and Restated Revolving Credit and Security Agreement (as same has been or may be amended, modified, supplemented, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”) to reflect certain financing arrangements between the parties thereto.

B.     The Borrowers have requested, and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to modify certain definitions, terms and provisions of the Credit Agreement.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.     Definitions.

(a)     Interpretation. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. In the case of a direct conflict between the provisions of the Credit Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern and control.

2.     Amendment.

(a)     Section 1.2 of the Credit Agreement is hereby amended by adding the following defined term in the proper alphabetical order:

SMTC Dongguan" means SMTC Electronics Dongguan Company Limited, a limited liability company organized under the laws of China.

(b)     The definition of “Consolidated EBITDA” in Section 1.2 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (xvi) thereof, (ii) adding “and” to the end of clause (xvii) thereof, and (iii) adding a new clause (xviii) thereto as follows:

(xviii)          restructuring and transition costs and charges incurred on or before December 31, 2020 in connection with the closure of business operations in Dongguan, China, not to exceed (A) with respect to cash restructuring costs, $2,300,000, (B) with respect to write-offs of accounts receivable, $1,623,000, and (C) with respect to write-offs of Inventory, $1,607,000; provided that any amount added back under clauses (B) or (C) hereof shall reduce Consolidated EBITDA dollar-for-dollar in any future period to the extent that any write-offs taken pursuant to clauses (B) or (C) hereof are reversed, or otherwise the subject of any gain, in such future period.

(c)     The definition of “Permitted Intercompany Investments” in Section 1.2 of the Credit Agreement is hereby amended by (i) deleting the “and” before clause (g) thereof, and (ii) adding a new clause (h) thereto as follows:

, and (h) solely to facilitate the closure of business operations in Dongguan, China, a Domestic Loan Party to or in SMTC Dongguan, so long as (i) such Investments are made prior to March 31, 2020, (ii) the aggregate amount of all such Investments does not exceed $2,300,000 during the term of this Agreement, (iii) no Default or Event of Default has occurred and is continuing either before or after giving effect to such Investment, (iv) the Borrowers have Liquidity of not less than (A) at any time on or before December 31, 2019, $5,000,000, and (B) at any time after December 31, 2019, and on or before March 31, 2020, $7,500,000, in each case, after giving effect to such Investment, and (v) such Investments do not result in any failure by the Loan Parties to be in compliance with the provisions of Section 7.18.

(d)     Section 7.01(a) of the Credit Agreement is hereby amended by adding “or SMTC Dongguan” after “Inactive Subsidiary” in the second provisio therein.

(e)     Section 7.18 of the Credit Agreement is hereby amended by deleting clause (ii) therein and substituting the following therefor:

(ii) with respect to all other Foreign Loan Parties and Foreign Subsidiaries, (A) on or before March 31, 2020, $1,500,000 at any time outstanding, and (B) after March 31, 2020, $1,000,000 at any time outstanding

3.     Representations and Warranties. Each Borrower hereby:

(a)     reaffirms all representations and warranties made to Agent and Lenders under the Credit Agreement and all of the Other Documents and confirms that all are true and correct in all material respects as of the date hereof as if made on and as of the date hereof, except for representations and warranties which related exclusively to an earlier date, which shall be true and correct in all respects as of such earlier date;

(b)     reaffirms all of the covenants contained in the Credit Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Credit Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)     represents and warrants that no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents;

(d)     represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)     represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith are valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by equitable principles or any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

4.     Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon:

(a)     execution and delivery of this Amendment by all parties hereto;

(b)     payment of an amendment fee to Agent in the amount of Thirty Two Thousand Five Hundred Dollars ($32,500), which Borrowers acknowledge was fully earned and payable upon execution of this Amendment;

(c)     receipt by Agent of an executed copy of the Amendment No. 4 to Financing Agreement, in form and substance reasonably satisfactory to Agent;

(d)     on the date of this Amendment and after giving effect hereto, no Default or Event of Default shall exist or shall have occurred and be continuing.

5.     Further Assurances. Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

6.     [Reserved].

7.     Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

8.     Reaffirmation of Credit Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

9.     Acknowledgment of Guarantors. By execution of this Amendment, each Guarantor hereby covenants and agrees that each of its respective Amended and Restated Guaranty and Suretyship Agreements, dated November 8, 2018, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers to Agent and Lenders.

10.     Miscellaneous.

(a)     Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)     Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)     Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(e)     Counterparts. This Amendment may be executed in any number of counterparts and by facsimile or electronic transmission, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any signature to this Amendment delivered by a party by facsimile or other electronic means of transmission shall be deemed to be an original signature hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

LOAN PARTIES:
SMTC CORPORATION

By:
Name:
Title:

SMTC MANUFACTURING CORPORATION OF CALIFORNIA

By:
Name:
Title:

SMTC MEX HOLDINGS INC.

By:
Name:
Title:

HTM HOLDINGS, INC.

By:
Name:
Title:

MC TEST SERVICE, INC.

By:
Name:
Title:

MC ASSEMBLY INTERNATIONAL LLC

By:
Name:
Title:

[Signature Page to THIRD Amendment to amended and restated
Revolving Credit and Security Agreement]

MC ASSEMBLY LLC

By:
Name:
Title:

[Signature Page to THIRD Amendment to amended and restated
Revolving Credit and Security Agreement]

AGENT AND LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Agent and Lender

By:
	Name:	Jason T. Sylvester
	Title:	Vice President

[Signature Page to THIRD Amendment to amended and restated

Revolving Credit and Security Agreement]

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